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                                 PROMISSORY NOTE

$75,000.00                                                       April 30, 2000

    FOR VALUE RECEIVED, the undersigned, PPCT LLC, a Florida limited liability company, with offices at 7635 West 28th Avenue, Hialeah, FL 33016 (the "Maker"), promises to pay to Holster, LLC ("Payee"), a Delaware limited liability company, the principal sum of Seventy-five Thousand Dollars ($75,000.00), together with interest thereon at the rate of fourteen percent (14%) per annum computed on the balance of principal remaining from time to time unpaid from the date of disbursement, as follows:

Interest on the outstanding principal balance shall begin to accrue beginning on the date the loan is funded. Payments under this Note shall be made to the Payee as follows:

Interest only shall be paid quarterly commencing on the first day of July, 2000, and continuing thereafter on the first day of each succeeding October, January, and April until the entire outstanding principal balance has been paid in full. Payments shall be made without demand or invoice therefor, and shall be deemed timely if received by Payee within five (5) mail days of the due date.

The entire outstanding principal balance together with all accrued and unpaid interest shall be due and payable in full, if not sooner paid, on April 30, 2001 (the "Maturity Date"). The Maker shall have the right to prepay all or any part of the outstanding principal balance at any time without penalty.

Payee acknowledges that Maker is entering into a series of Promissory Notes identical in form to this Note which, in aggregate, represent a principal balance of approximately $200,000. Maker agrees that if any Note is prepaid, as permitted herein, said prepayment shall be pro rata across all said identical Notes, based on their principal balances.

If any interest payment is not received in a timely manner, Payee shall notify Maker in writing or by telephone call to Joe Rotmil that said payment was not timely received. Maker shall then send a replacement payment by overnight courier to Payee together with interest from the later of: (a)the date Payee notified Maker; or (b)the date which is five (5) mail days after the date the payment was due.

If the payment of the outstanding principal balance, together with any accrued and unpaid interest thereon, is not made on or before the Maturity Date or if any payment of interest is not made and not timely cured as provided above, then Maker shall be in default and such total past due amount shall thereafter, until paid, accrue and bear interest at the default interest rate of the highest rate then permitted by applicable law. Further, Payee may declare the entire unpaid balance of this Note due and payable (together with all interest thereon) and Payee may pursue any and all other remedies available at law or in equity, including pursuing collection against any guarantor prior to receiving a judgment against the Maker.

Any provision contained in this Note to the contrary notwithstanding, Payee shall not be entitled to receive or collect, nor shall Maker be obligated to pay, interest on any of the indebtedness evidenced hereby in excess of the maximum rate of interest permitted by applicable law, and if any provision of this Note shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of this paragraph shall control and shall override any contrary or inconsistent provision herein. It is the intention of the parties to conform strictly to applicable usury laws, and to the extent the terms of this Note or any other such document are determined to be inconsistent with such usury laws, this Note shall be subject to reduction to the maximum rate of interest allowed under applicable usury laws.

Payee shall be entitled to collect all costs of collection including attorneys' fees if Maker is in default.

This Note is expressly made subordinate to the rights, liens, and security interest of any commercial lender, as it may exist from time to time, which may be granted a lien on Maker's inventory, accounts receivable and/or other

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assets.  Any Payee shall, if necessary, execute any reasonable documentation acknowledging its subordinated position to any such commercial lender that may do business with Maker from time to time. Should any Payee fail to sign any such acknowledgment, Payee hereby appoints any officer of Maker to execute such acknowledgment on Payee's behalf as its attorney in fact. This
Note is secured solely by any corporate and/or personal guarantees received by Payee. None of Maker's assets are pledged as security for repayment of this Note.

This Note shall be governed and construed under the laws of the State of Florida, but in the event Payee files suit to enforce its rights under this Note, Maker hereby consents to jurisdiction and venue in Florida or the state and county in which the Payee resides. Any judgment obtained by Payee in any court in a proper venue shall be enforceable against Maker in any State.

Maker waives presentment for payment, protest and demand, and notice of protest, demand and dishonor. Maker's only defense to a claim by Payee is proof that all timely payments hereunder were timely made.

The sums due under this Note shall not be subject to offset, deduction or claims of any nature which Maker or any guarantor or any indemnitor may have against each other or the Payee or holder hereof; each Maker and guarantor hereby waives any such claim of offset, deduction or any claim in the nature thereof.

All notices (except as expressly provided herein to the contrary) and payments required or permitted hereunder shall be in writing and shall be either personally served or sent by registered or certified mail, return receipt requested, postage prepaid, as follows:

If to Payee:    Holster, LLC
                c/o Marc Bercoon
                18151 N.E. 31st Court #911
                Aventura, FL  33160

If to Maker:    PPCT LLC
                c/o Mixson Corp.
                7635 West 28th Avenue
                Hialeah, FL  33016
                Attn:  Joe Rotmil
                (305) 558-9318 fax
                (305) 821-5190

All notices given in accordance with this paragraph shall be effective and deemed received upon receipt by the addressee.

This Note is being issued in satisfaction of that certain Promissory Note of the dame amount with the same parties with a maturity date April30, 2000.

                                       MAKER:

                                       PPCT LLC



                                       By:     /s/  Joseph A. Rotmil
                                          ---------------------------------
                                          Joseph A. Rotmil
                                          Managing Member

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GUARANTY

The undersigned, hereby unconditionally guarantees full repayment of the principal balance and all accrued interest and any and all other obligations of Maker under this Note. The undersigned acknowledges that this guaranty includes all attorneys' fees and costs of collection incurred by Payee, and Guarantor submits to the jurisdiction and venue provided for in the Note. Accordingly, in the event of default, Payee may pursue an action against guarantor without first pursuing an action against Maker; provided, however, Payee shall give Maker or Guarantor notice of the default as provided in the Note. Guarantor's only defense to a claim by Payee is proof that all required payments under this Note were timely made.

Mixson Corp.



   /s/  Joseph A. Rotmil
-----------------------------------------
Joseph A. Rotmil, President




Joseph A. Rotmil hereby agrees to indemnify and hold harmless Mixson Corp., including any attorneys' fees incurred by Mixson Corp. to the extent of 33.3% of any liability Mixson Corp. may incur under the foregoing Guaranty. Any amounts owing hereunder shall be payable directly to Payee. Payee may proceed directly against the undersigned for any amounts owing hereunder without first proceeding against Mixson Corp.

   /s/  Joseph A. Rotmil
-----------------------------------------
Joseph A. Rotmil, personally